                                  SCHEDULE 13D

CUSIP No. 59156R108                                            Page 8 of 9 Pages


                                                                    Exhibit 1

                             JOINT FILING AGREEMENT

   Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Amendment No. 12 to Schedule 13D, to which this exhibit is attached, is filed on his or her behalf.

   Dated:  March 19, 2003


            *
------------------------------
   Robert H. Benmosche

            *
------------------------------
   Curtis H. Barnette

            *
------------------------------
   Gerald Clark

            *
------------------------------
   John C. Danforth

            *
------------------------------
   Burton A. Dole, Jr.

            *
------------------------------
   James R. Houghton

            *
------------------------------
   Harry P. Kamen

            *
------------------------------
   Helene L. Kaplan

            *
------------------------------
   Catherine R. Kinney

                                  SCHEDULE 13D

CUSIP No. 59156R108                                            Page 9 of 9 Pages


            *
------------------------------
   Charles M. Leighton

            *
------------------------------
   Stewart G. Nagler

            *
------------------------------
   John J. Phelan, Jr.


            *
------------------------------
   Hugh B. Price

            *
------------------------------
   William C. Steere, Jr.



      * By  /s/ Gwenn L. Carr
            -----------------------
            Gwenn L. Carr
            Attorney-in-fact, pursuant to powers of attorney
            previously filed with the Securities and Exchange
            Commission which are hereby incorporated by reference.